SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2003

THE SPORTS CLUB COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13290	95-4479735

(Commission File Number)	(IRS Employer Identification Number)

11100 Santa Monica Boulevard, Suite 300
Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 310-479-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Index of Exhibits on Page 2

Item 5. Other Events

     On July 25, 2003, the Special Committee of the Board of Directors (the “Special Committee”) which was created to address any “going private” proposal in which one or more of the Principal Shareholders might participate, approved an amendment (the “Amendment”) to the Company’s Rights Agreement adopted on September 29, 1998, as amended by (a) First Amendment to Rights Agreement dated as of February 18, 1999, (b) Second Amendment to Rights Agreement dated as of July 2, 1999, (c) Third Amendment to Rights Agreement dated as of April 27, 2000, (d) Fourth Amendment to Rights Agreement dated as of June 27, 2001, (e) Fifth Amendment to Rights Agreement dated as of September 6, 2002, (f) Sixth Amendment to Rights Agreement dated as of March 5, 2003, (g) Seventh Amendment to Rights Agreement dated as of April 14, 2003, and (h) Eighth Amendment to Rights Agreement dated as of May 30, 2003 (as so amended, the “Rights Agreement”). The Amendment provides that until September 30, 2003, the Rights Plan will not be triggered as a result of any non-binding “going private” negotiations or understandings between and among the Principal Shareholders (as defined in the Amendment as “certain of Millennium Entertainment Partners, L.P., D. Michael Talla, Rex A. Licklider and Kayne Anderson Capital Advisors, and their respective Affiliates”) so long as such negotiations or understandings relate to a transaction that has been, or is intended to be, proposed to the Special Committee.

     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company’s expectations or in any events, conditions or circumstances on which any such forward looking statement is based.

Item 7. Financial Statements and Exhibits

(a) Financial Statements

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits

99.1 Press Release Dated July 31, 2003.

     99.2 Ninth Amendment to Rights Agreement dated as of October 6, 1998, entered into as of July 30, 2003 between The Sports Club Company, Inc. and American Stock Transfer & Company.

Item 9. Regulation FD Disclosure

     On July 31, 2003, we announced the second quarter 2003 operating results. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 31, 2003	THE SPORTS CLUB COMPANY, INC.

	By:	/s/ Timothy O’Brien

Timothy O’Brien,
Chief Financial Officer